EXHIBIT 10.17
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PLEASE PRINT:

         NAME OF SUBSCRIBER: ____________________________________

         SUBSCRIPTION AMOUNT: __________ UNITS

         PRICE PER UNIT: $3.40

         AGGREGATE PURCHASE PRICE:  $________________

                             SUBSCRIPTION AGREEMENT

         This Subscription Agreement (this "Agreement") is being delivered to you in connection with your investment in RedRoller Holdings, Inc., a Delaware corporation (f/k/a Aslahan Enterprises Ltd.) whose shares of common stock, par value $0.01 per share (the "Common Stock"), are currently quoted on the NASD's Over The Counter Bulletin Board under the symbol "RROL.OB" ("Pubco"), a wholly-owned subsidiary of which will acquire by merger (the "Merger") all of the issued and outstanding capital stock and the business of RedRoller, Inc., a Delaware corporation ("RedRoller"). Pubco is conducting a private placement (the "Offering") of units (the "Units"), at a purchase price of $3.40 per Unit. Each Unit shall consist of (i) four shares (the "Shares") of Common Stock and (ii) a warrant to purchase one share of Common Stock at an initial exercise price of $1.28 per share exercisable for 60 months after the closing of the Merger (the "Warrant").

         All funds received in the Offering prior to the Closing (as defined below) shall be held in escrow by U.S. Bank N.A. (the "Escrow Agent") and, upon fulfillment of the other conditions precedent set forth herein, shall be released from escrow and delivered to Pubco, at which time certificates for the shares of Common Stock and the Warrants underlying the Units subscribed for shall be delivered, subject to Section 6 hereof and as further described below, to you.

1.       SUBSCRIPTION AND PURCHASE PRICE

         (a) Subscription. Subject to the conditions set forth in Section 2 hereof, the undersigned (the "Investor") hereby subscribes for and agrees to purchase the number of Units indicated above on the terms and conditions described herein. The minimum number of Units that may be purchased is 29,412. Subscriptions for lesser amounts may be accepted at the discretion of Pubco. This Agreement together with the Confidential Investor Questionnaire attached hereto as Exhibit A are collectively referred to as the "Subscription Documents." The Subscription Documents together with the Registration Rights Agreement attached hereto as Exhibit B and the Warrant are collectively referred to as the "Transaction Documents."

         (b) Purchase of Units. The Investor understands and acknowledges that the purchase price to be remitted to Pubco in exchange for the Units shall be $3.40 per Unit, for an aggregate purchase price as set forth on Page 18 hereof (the "Aggregate Purchase Price"). The Investor's delivery of this Agreement to Pubco shall be accompanied by payment, to the Escrow Agent, of the Aggregate Purchase Price, payable in United States dollars, by wire transfer of immediately available funds. The Investor understands and agrees that, subject to Section 2 hereof and applicable laws, by executing this Agreement, he, she or it is entering into a binding agreement.

2.       ACCEPTANCE, OFFERING TERM AND CLOSING PROCEDURES
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         (a) Acceptance or Rejection. The obligation of the Investor to purchase the Units shall, subject to the investor accreditation process, applicable securities laws and the closing conditions contained in Section 6 hereof, be irrevocable and the Investor shall be legally bound to purchase the Units subject to the terms set forth in this Agreement. The Investor understands and agrees that Pubco reserves the right to reject this subscription for Units in whole or in part in any order at any time prior to the Closing if, in its reasonable judgment, it deems such action to be in the best interest of Pubco, notwithstanding the Investor's prior receipt of notice of acceptance of the Investor's subscription. In the event of rejection of this subscription by Pubco in accordance with this Section 2, or the sale of the Units is not consummated by Pubco for any reason, this Agreement and any other agreement entered into between the Investor and Pubco relating to the Investor's subscription for Units shall thereafter have no force or effect, and Pubco shall promptly return or cause to be returned to the Investor the Aggregate Purchase Price remitted to the Escrow Agent, without interest thereon or deduction therefrom.


         (b) Closing/Offering Term. The subscription period for the Offering will begin as of October 17, 2007. The closing of the Offering (the "Closing") will occur upon the later of: (i) receipt of acceptable subscriptions equal to $6,000,000 (or 1,764,706 Units) or (ii) the closing of the Merger. The Offering will terminate on October 31, 2007, unless extended without notice by Pubco and the placement agent (the "Placement Agent") for the Offering for no more than two 30 day periods thereafter. If Pubco elects to extend the Offering period beyond October 31, 2007 and subscriptions for at least 1,764,706 Units have not been received and accepted by Pubco or the closing of the Merger has not occurred by such date, Pubco shall provide all prospective subscribers notice of its intention to so extend the offer and provide such subscribers with the opportunity to have all of such subscriber's funds on deposit with the Escrow Agent returned, without interest or deduction. The Closing of the Merger shall be a condition to closing the Offering.

3.       REPRESENTATIONS AND WARRANTIES

         3.1 INVESTOR REPRESENTATIONS: The Investor hereby acknowledges, agrees with and represents and warrants to Pubco, as follows:

         (a) The Investor has full power and authority to enter into and deliver this Agreement and to perform the obligations hereunder, and the execution, delivery and performance of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Investor.

         (b) The Investor acknowledges his, her or its understanding that the offering and sale of the Shares and Warrants comprising the Units (the "Underlying Securities") is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, the Investor represents and warrants to Pubco as follows:

                  (i) The Investor realizes that the basis for the exemption from registration may not be available if, notwithstanding the Investor's representations contained herein, the Investor is merely acquiring the Underlying Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Investor does not have any such intention.

                  (ii) The Investor is acquiring the Underlying Securities solely for the Investor's own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the Underlying Securities.

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                  (iii) The Investor has the financial ability to bear the
economic risk of his, her or its investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to the investment in Pubco.

                  (iv) The Investor and the Investor's attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, "Advisors"), have received, carefully reviewed and understand the information contained in the Confidential Private Placement Memorandum, dated October 17, 2007, together with all appendices and exhibits thereto (as such documents may be amended or supplemented, the "Memorandum"), relating to the Offering.

                  (v) The Investor (together with his, her or its Advisors, if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Units. If other than an individual, the Investor also represents it has not been organized solely for the purpose of acquiring the Units.


         (c) The information in the Confidential Investor Questionnaire attached hereto as Exhibit A and completed and executed by the Investor is true and accurate in all respects, and the Investor is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D.

         (d) The Investor is not relying on Pubco or its affiliates or agents with respect to economic considerations involved in this investment. The Investor has relied on the advice of, or has consulted with, only his, her or its Advisors. Each Advisor, if any, is capable of evaluating the merits and risks of an investment in the Units as such are described in the Memorandum, and each Advisor, if any, has disclosed to the Investor in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Placement Agent or any affiliate or sub-agent thereof.

         (e) The Investor represents, warrants and agrees that he, she or it will not sell or otherwise transfer the Underlying Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Investor must bear the economic risk of his, her or its purchase because, among other reasons, the Underlying Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Investor is aware that the Underlying Securities are "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Investor also understands that, except as otherwise provided in Section 4 hereof, Pubco is under no obligation to register the Underlying Securities on his, her or its behalf or to assist them in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Investor understands that any sales or transfers of the Underlying Securities are further restricted by state securities laws and the provisions of this Agreement.

         (f) The Investor understands and agrees that the certificates for the Underlying Securities shall bear substantially the following legend until (i) the Shares shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for Pubco, the Shares may be sold without registration under the Securities Act, as well as any applicable "blue sky" or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY

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APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR
INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

         (g) No representations or warranties have been made to the Investor by Pubco or RedRoller, or any of their respective officers, employees, agents, sub-agents, affiliates or subsidiaries, other than any representations of Pubco or RedRoller contained in the Memorandum or this Agreement, and in subscribing for the Units the Investor is not relying upon any representations other than those contained in the Memorandum or this Agreement.

         (h) The Investor understands and acknowledges that his, her or its purchase of the Units is a speculative investment that involves a high degree of risk and the potential loss of the Investor's entire investment and has carefully read and considered the matters set forth in the Memorandum, in particular the matters discussed in the Section contained therein entitled "RISK FACTORS," and, in particular, acknowledges that Pubco has a limited operating history and, subsequent to the Merger, will be engaged in a highly-competitive business sector.

         (i) The Investor's overall commitment to investments that are not readily marketable is not disproportionate to the Investor's net worth, and an investment in the Units will not cause such overall commitment to become excessive.

         (j) Neither the U.S. Securities and Exchange Commission (the "SEC") nor any state securities commission has approved the Underlying Securities or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any federal, state or other regulatory authority. Any representation to the contrary is a crime.

         (k) The Investor and his, her or its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of Pubco and RedRoller concerning the offering of the Units and the business, financial condition, results of operations and prospects of Pubco and RedRoller, and all such questions have been answered to the full satisfaction of the Investor and his, her or its Advisors, if any.

         (l) The Investor is unaware of, is in no way relying on, and did not become aware of the offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the offering and sale of the Units and is not subscribing for Units and did not become aware of the offering of the Units through or as a result of any seminar or meeting to which the Investor was invited by, or any solicitation of a subscription by, a person not previously known to the Investor in connection with investments in securities generally.

         (m) The Investor has taken no action which would give rise to any claim by any person for brokerage commissions, finders, fees or the like relating to this Agreement or the transactions contemplated hereby (other than commissions to be paid by Pubco and RedRoller to the Placement Agent, its sub-agents or as otherwise described in the Memorandum).

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         (n) The Investor is not relying on Pubco, RedRoller, the Placement
Agent, or any of their respective employees, agents or sub-agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Investor has relied on the advice of, or has consulted with, only his, her or its own Advisors.

         (o) The Investor acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the future management of Pubco in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by Pubco, RedRoller or their respective management and should not be relied upon.

         (p) No oral or written representations have been made, or oral or written information furnished, to the Investor or his, her or its Advisors, if any, in connection with the offering of the Units which are in any way inconsistent with the information contained in the Memorandum.

         (q) The Investor's substantive relationship with the Placement Agent or sub-agents through which the Investor is subscribing for Units predates the Placement Agent's or such sub-agents' contact with the Investor regarding an investment in the Units.

         (r) (For ERISA plans only) The fiduciary of the ERISA plan (the "Plan") represents that such fiduciary has been informed of and understands Pubco's investment objectives, policies and strategies, and that the decision to invest "plan assets" (as such term is defined in ERISA) in Pubco is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The subscriber or Plan fiduciary (a) is responsible for the decision to invest in Pubco; (b) is independent of Pubco and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of Pubco or any of its affiliates or its agents.

         3.2 COMPANY REPRESENTATIONS: For purposes of this Section 3.2 the Company shall mean Pubco after giving effect to the Merger and the closing of the Offering. The Company hereby acknowledges, agrees with and represents and warrants to the Investor, as follows:

         (a) RESERVED.

         (b) The authorized capital stock of the Company consists of 225,000,000 shares of which 200,000,000 shares are designated Common Stock and 25,000,000 are designated as preferred stock. As of the closing of the Offering and the Merger there will be [24,783,881] shares of Common Stock issued and outstanding, [2,670,843] shares of Common Stock underlying Warrants issued in connection with the Offering and the warrants issued to the Placement Agent on connection with the Offering, and 7,999,928 shares of Common Stock underlying stock options granted to various employees, consultants and advisors of the Company. All outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable. Other than (i) the Underlying Securities issued in connection with the Offering and (ii) the stock options to purchase shares of Common Stock issued in connection with the Offering to former holders of stock options to purchase shares of RedRoller common stock, the Company has not issued any other options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or entered into any agreement giving any Person any right to subscribe for or acquire, any shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except for customary adjustments as a result of stock dividends, stock splits, combinations of shares, reorganizations, recapitalizations, reclassifications or other similar events, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issuance and sale of the Underlying Securities will

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not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the investors in the Offering) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

         (c) The Units and Underlying Securities are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all liens and shall not be subject to preemptive or similar rights of stockholders (other than those imposed by the investors in the Offering).

         (d) The execution, delivery and performance of each of the Transaction Documents has been duly and validly authorized by the Company and is a valid and binding obligation of the Company, enforceable in accordance with its respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity; or (c) the indemnification provisions hereof or thereof may be held to be violative of public policy.

         (e) The issuance, sale and delivery by the Company of the Underlying Securities have been or will be prior to the Closing duly authorized by all requisite corporate action of the Company. The Warrant Shares are duly reserved for issuance upon exercise of the Warrants.

         (f) Each of the Company and its subsidiaries has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property necessary to conduct its business (including, without limitation, any real or personal property stated in the Subscription Documents to be owned or leased by the Company and its subsidiaries), free and clear of all liens, encumbrances, claims, security interests and defects of any nature whatsoever, other than those set forth in the Subscription Documents, and liens for taxes not yet due and payable. All of the leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee are in full force and effect, and the Company is not in default with respect to any of the terms or provisions of any of such leases or subleases, and no claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease.

         (g) There is no litigation or governmental proceeding pending or, to the best of the Company's knowledge, threatened against, or involving the Company or its subsidiaries or their properties or business, except as set forth in the Subscription Documents. The Company is not a party to any order, writ, injunction, judgment or decree of any court.

         (h) Each of the Company and its subsidiaries is duly organized and is validly existing as a corporation in good standing under its respective jurisdiction of incorporation. Except for RedRoller and TSE and except as set forth in the Subscription Documents, the Company does not own or control, directly or indirectly, an interest in any other corporation, partnership, trust, joint venture or other business entity. The Company owns 100% of the outstanding capital stock of RedRoller. RedRoller owns 100% of the outstanding capital stock of TSE. Each of the Company and its subsidiaries is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a Company Material Adverse Effect (as defined below). Each of the Company and its subsidiaries has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to conduct its businesses (and proposed business), and each of the Company and

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its subsidiaries is doing business in compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all foreign, federal, state and local laws, rules and regulations concerning the business in which it is engaged, except where failure to so comply would not have a Company Material Adverse Effect. The Company has all corporate power and authority to enter into the Subscription Documents and to carry out the provisions and conditions hereof and thereof and to issue, sell and deliver the Underlying Securities. No consents, authorizations, approvals, or orders of, or registration, qualification, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection herewith and therewith or to issue, sell and deliver the Underlying Securities, other than registration or qualification, or taking such action to secure exemption from such registration or qualification, of the Underlying Securities under applicable state, federal or foreign securities laws. For purposes of this Agreement, "Company Material Adverse Effect" means a material adverse effect on the assets, business, condition (financial or otherwise), results of operations or future prospects of the Company.

         (i) Except as set forth in the Subscription Documents, each of the Company and its subsidiaries is not in breach of, or in default under, any term or provision of any indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for any breach or default that has not had or would not be reasonably likely to have a Company Material Adverse Effect and excluding trade payables and purchase orders as generally described in the Subscription Documents. Each of the Company and its subsidiaries is not in violation of any provision of its charter or Bylaws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any statute, rule or regulation, except for the violation of statutes, rules or regulations would not that would not be reasonably likely to have a Company Material Adverse Effect. Neither the execution and delivery of this Agreement and the Subscription Documents, nor the issuance and sale or delivery of the Underlying Securities, nor the consummation of any of the transactions contemplated herein or in the Subscription Documents, nor the compliance by each of the Company and its subsidiaries with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or its subsidiaries may be bound or to which any of the property or assets of the Company or its subsidiaries is subject except where such default, lien, charge or encumbrance would not have a Company Material Adverse Effect; nor will such action result in any violation of the provisions of the charter or the Bylaws of each of the Company and its subsidiaries or, assuming the due performance by the Placement Agent of its obligations in connection with the Offering, any statute, order, rule or regulation applicable to the Company or its subsidiaries of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over each of the Company and its subsidiaries.

         (j) Except as set forth on Schedule 3.2(j) hereto, neither the Company nor any of its officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated by this Agreement other than the Placement Agent and there are no claims for services in the nature of a finder's or origination fee with respect to the sale of the Underlying Securities.

         (k) Each of the Company and its subsidiaries owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such license, patent or rights

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described in the Subscription Documents as being owned or possessed by each of the Company and its subsidiaries) and there is no claim or action by any person pertaining to, or proceeding, pending or to the Company's knowledge, threatened, which challenges the rights of each of the Company and its subsidiaries with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of each of the Company's and its subsidiaries' businesses (including, without limitation, any such licenses or rights described in the Subscription Documents as being owned or possessed by each of the Company and its subsidiaries); each of the Company's and its subsidiaries' current products, services or processes do not infringe or will not infringe on the patents currently held by any third party.

         (l) Each of the Company and its subsidiaries is not under any obligation to pay royalties or fees of any kind whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, licenses or technology it has developed, uses, employs or intends to use or employ, other than to their respective licensors.

         (m) Subject to the performance by the Placement Agent of its obligations in connection with the Offering and the accuracy of the representations and warranties made by the investors in the Offering in the Subscription Documents, the Subscription Documents and the offer and sale of the Underlying Securities comply, and will continue to comply, through the closing of the Offering with the requirements of Rule 506 of Regulation D promulgated by the Commission pursuant to the Underlying Securities Act and any other applicable federal and state laws, rules, regulations and executive orders. Neither the Subscription Documents nor any amendment or supplement thereto, nor any other documents prepared by the Company in connection with the Offering contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in the Subscription Documents are true and correct as of the date of the Subscription Documents and will be true and correct in all material respects on the date of the closing of the Offering.

         (n) RESERVED.

         (o) The financial statements of RedRoller included in the Memorandum fairly present the financial position, results of operations, stockholders equity and cash flows, in all material respects, of RedRoller at the respective dates thereof and for the periods referred to therein.

         (p) Neither the Company nor its subsidiaries, nor any of their respective officers, directors, employees or agents, nor any other person acting on behalf of the Company or its subsidiaries has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of each of the Company or its subsidiaries (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company and its subsidiaries to any material damage or penalty in any civil, criminal or governmental litigation or proceeding, or (B) if not given in the past, might have had a Company Material Adverse Effect on the assets, business or operations of the Company or its subsidiaries, or (C) if not continued in the future, might adversely affect the assets, business or operations of the Company or its subsidiaries in the future.

         (q) Assuming (i) the accuracy of the information provided by the Investor and the other investors in the Offering in the Subscription Documents and (ii) that the Placement Agent has complied in all material respects with their obligations under the Placement Agent Agreement, the offer and sale of

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the Units pursuant to the terms of the Subscription Documents are exempt from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder.

         (r) When the Warrant Shares shall have been duly delivered to the purchaser and payment shall have been made therefor, the purchasers shall have good and marketable title to the Warrant Shares free and clear of all liens, encumbrances and claims whatsoever and the Company shall have paid all taxes, if any, in respect of the original issuance thereof.

         (s) The Company understands that the representations and warranties set forth in this Section 3.2 shall be deemed material and to have been relied upon by the Investor. No representation or warranty by the Company in this Agreement, and no written statement contained in any document, certificate or other writing delivered by the Company to the Investor contains any untrue statement of material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

         (t) RESERVED.

         (u) RESERVED.

         (v) Except as set forth on Schedule 3.2(v) hereto, as of the date hereof, the Company has no contractual liability or any other liability, whether accrued, contingent, absolute, determined, indeterminable or otherwise, which was not (i) reflected or reserved against in the financial statements of RedRoller included in the Memorandum or (ii) incurred in the ordinary course of business, consistent with past practice since its inception.

         (w) To the best of Company's knowledge, since September 30, 2007, the Company has not incurred any liabilities or obligations, direct or contingent, not consistent with its past practices, or entered into any transaction not consistent with its past practices, which is material to the business of the Company, and, since the date of the Memorandum, except for the transactions contemplated by or occurring in connection with the Merger and the Offering, there has not been any change in the capital stock of, or any incurrence of funded debt by, the Company, or any issuance of options, warrants or other rights to purchase the capital stock of the Company, or any adverse change or any development involving, so far as the Company can now reasonably foresee, a prospective adverse change in the condition (financial or otherwise), net worth, results of operations, business, key personnel or properties which would be material to the business or financial condition of the Company, and the Company has not become a party to, and neither the business nor the property of the Company has become the subject of, any material litigation whether or not in the ordinary course of business.

         (x) The Company has filed all Federal, State, local and foreign tax returns, if any, which are required to be filed by it to the relevant agencies and all such returns are true and correct in all material respects except as the Company has paid all taxes pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party. The Company has properly accrued all taxes required to be accrued by generally accepted accounting principals consistently applied. To the best of current management's knowledge, the tax returns of the Company have never been audited by any state, local or Federal authorities. The Company has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.

         (y) Except with respect to holders of the Units, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company. The Company shall grant registration rights under the Securities Act to the investors in the Offering and/or their transferees as more fully described in the Registration Rights Agreement attached hereto as Exhibit B (the "Registration Rights Agreement"). No person, firm or other business entity is a party to any agreement, contract or understanding, written or oral entitling such party to a right of first refusal with respect to offerings by the Company.

         (z) Except as described in Schedule 3.2(z), there is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents or the laws of its state of incorporation ("Takeover Protections") that is or could become applicable to any of the investors in the Offering as a result of such investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company's issuance of the Underlying Securities and the investors' ownership of the Underlying Securities.

         (aa) The Company and its subsidiaries own, or possess adequate rights or licenses to use, all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights ("Intellectual Property Rights") necessary to conduct their respective businesses as presently conducted. There is no current claim, action or proceeding, or to the knowledge of the Company, being threatened or brought, against the Company or any of its subsidiaries regarding its Intellectual Property Rights. The Company is unaware of any facts or circumstances, which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights. None of the Company's Intellectual Property Rights have expired, terminated or have been abandoned, or are expected to expire or terminate without renewal, or be abandoned, within three years from the date of this Agreement, except for such expirations or terminations without renewal, or abandonments, in either case which would not, individually or in the aggregate have a Company Material Adverse Effect.

         (bb) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and location in which the Company and the subsidiaries are engaged. Neither the Company nor any Subsidiary has any knowledge that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

         (cc) None of the officers, directors or employees of the Company is a party to any transaction that would be required to be reported on Form 10-KSB with the Company or any of its subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the Company's knowledge, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

         (dd) The Company is in compliance with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder, except where such noncompliance would not have, individually or in the aggregate, a Company Material Adverse Effect.

         (ee) RESERVED.

         (ff) RESERVED.

         (gg) Except as set forth on Schedule 3.2 (gg) hereto, neither the Company nor any of its subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Company Material Adverse Effect, or (iii) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Company Material Adverse Effect. Schedule 3.2(gg) provides a detailed description of the material terms of any such outstanding Indebtedness. For purposes of this
Agreement: (x) "Indebtedness" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) "Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

         (hh) Neither Company nor any of its subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its subsidiaries believe that their relations with their employees are good. No executive officer of the Company or any of its subsidiaries (as defined in Rule 501(f) of the Securities Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer's employment with the Company or any such Subsidiary. No executive officer of the Company or any of its subsidiaries, to the knowledge of the Company or any such Subsidiary, is now, or expects to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract, agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any such Subsidiary to any liability with respect to any of the foregoing matters. The Company and its subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. There are no material complaints or charges against the Company or its subsidiaries pending or, to the knowledge of the

Company and its subsidiaries, threatened to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by the Company or its subsidiaries of any individual.

         (ii) The Company and its subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

4.       REGISTRATION RIGHTS

         The Investor shall have registration rights with respect to the Shares issued and held of record by the Investor and the shares of Common Stock underlying the Warrants, as set forth in greater detail in the Registration Rights Agreement.

5.       INSIDER TRADING PROHIBITION; INDEMNITY; ESCROW RELEASE

         (a) Until the filing by Pubco of a current report on Form 8-K with the SEC describing the Merger and the Offering, the Investor hereby agrees to (i) refrain from (A) engaging in any transactions with respect to the capital stock of Pubco or securities exercisable or convertible into or exchangeable for any shares of capital stock of Pubco, and (B) entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of Pubco and (ii) indemnify and hold harmless Pubco, the Placement Agent, and their respective officers and directors, employees, agents, sub-agents and affiliates and each other Person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any violation of this Section 5 by the Investor.

         (b) The Investor agrees to indemnify and hold harmless Pubco, the Placement Agent, the Escrow Agent and their respective officers and directors, employees, agents, sub-agents and affiliates and each other Person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the Investor, or the Investor's breach of, or failure to comply with, any covenant or agreement made by the Investor herein or in any other document furnished by the Investor to Pubco, the Placement Agent, the Escrow Agent and their respective officers and directors, employees, agents, sub-agents and affiliates and each other Person, if any, who controls any of the foregoing in connection with the Offering.

         (c) The subscriber acknowledges that the Placement Agent may act on behalf of the subscribers, solely for the sake of convenience, in connection with confirmation to the Escrow Agent that the Closing has occurred and thereby direct the Escrow Agent to disburse the subscription funds held in escrow to Pubco at such time.


6.       CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

         Pubco's right to accept the subscription of the Investor is conditioned upon satisfaction of the following conditions precedent on or before the date Pubco accepts such subscription (any or all of which may be waived by the Investor in his, her or its sole discretion):


         (a) On the date of the Closing, no legal action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this Agreement.

         (b) The closing of the Merger shall occur concurrently with or prior to the acceptance of this subscription.

7.       NOTICES TO SUBSCRIBERS

         (a) THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         (b) THE UNDERLYING SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         (c) THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS OFFERING HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF THE SECURITIES IS EXEMPT FROM QUALIFICATION BY
SECTION 25000, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

8.       INDEMNIFICATION

         8.1 The Company agrees to indemnify and hold harmless the Investor, its directors, officers and employees, and each other person or entity, if any, who controls the Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each a "Company Indemnified Person"), from and against, and the Company agrees that no Indemnified Person shall have any liability to the Company or its owners, parents, affiliates, securityholders or creditors for, any losses, claims, damages, liabilities or expenses (including actions, claims or proceedings in respect thereof brought by or against any person, including stockholders of the Company, and the cost of any investigation and preparation therefore and defense thereof) (collectively, "Investor Losses") related to or arising out of or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or (ii) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents.

         8.2 The Investor agrees to indemnify and hold harmless the Company, its directors, officers and employees, and each other person or entity, if any, who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (collectively, "Investor Indemnified Persons and, together with the Company Indemnified Persons, the "Indemnified Persons"), from and against, and the Investor agrees that no Investor Indemnified Person shall have any liability to the Investor or its owners, parents, affiliates, securityholders or creditors for any for, any losses, claims, damages, liabilities or expenses (including actions, claims or proceedings in respect thereof) brought by or against any person, and the cost of any investigation and preparation therefore and defense thereof (collectively, "Company Losses" and, together with the Investor Losses, "Losses") arising out of or relating to any misrepresentation or breach of any representation or warranty made by the Investor to the Company in the Transaction Documents. The maximum aggregate payment that the Investor shall be liable to pay out hereunder in respect of indemnification of the Investor Indemnified Persons shall be limited, in the aggregate, to the Aggregate Purchase Price.

         8.3 Promptly after receipt by an Indemnified Person (each an "indemnified party") under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify in writing the indemnifying party of the commencement thereof, however, that no delay on the part of the indemnified party in notifying the indemnifying party shall relieve the indemnifying party from any obligation hereunder unless the indemnifying party is prejudiced by such delay. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that if, in the reasonable judgment of the indemnified party, it is advisable for the indemnified party to be represented by separate counsel, the indemnified party shall have the right to employ a single counsel only to represent the indemnified parties who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified parties thereof against the indemnifying party, in which event the fees and expenses of such separate counsel shall be borne by the indemnifying party. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

         If such an indemnity provided for in this Agreement is unavailable or insufficient for any Indemnified Person with respect to any Losses (other than by reason of the gross negligence or bad faith of such indemnifying party), then the indemnifying party, in lieu of indemnifying such Indemnified Person, will contribute to the amount paid or payable by such Indemnified Person as a result of such Losses (i) in such proportion as it is appropriate to reflect the relative benefits received by the Company on the one hand, and the Investor, on the other hand, from the transactions contemplated hereunder (the "Transactions"), or (ii) if the allocation provided by (i) above is not permitted by applicable law in such proportion as is appropriate to reflect not only the relative benefits referred to in (i) above, but also the relative fault on the Company, on the one hand, and of the Investor on the other hand in connection with statements or omissions that resulted in Losses as well as any other relevant equitable considerations.

         The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.

THE INVESTOR HEREBY AGREES AND THE COMPANY HEREBY AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ITS SECURITYHOLDERS, TO WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTER-CLAIM OR ACTION ARISING OUT OF THIS AGREEMENT.

9.  MISCELLANEOUS PROVISIONS

         (a) Confidential Information. The subscriber agrees that no portion of the Confidential Information (as defined below) shall be disclosed to third parties, except as may be required by law, without the prior express written consent of Pubco; PROVIDED, HOWEVER, that the subscriber may share such information with such of its officers and professional advisors as may need to know such information to assist the subscriber in its evaluation thereof on the condition that such parties agree to be bound by the terms hereof. "Confidential Information" means the existence and terms of this Agreement, the transactions contemplated hereby, and the disclosures and other information contained herein or in the Memorandum, excluding any disclosures or other information that are publicly available.

         (b) Modification. Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

         (b) Survival. The Company's and the Investor's representations and warranties made in this Agreement shall survive until the second anniversary of the Closing.

         (c) Notices. Any party may send any notice, request, demand, claim or other communication hereunder to the Investor at the address set forth on the signature page of this Agreement or to Pubco at the address set forth above using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

         (d) Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Investor is more than one person or entity, the obligation of the Investor shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and permitted assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them, as to the subject matter hereof.

         (e) Assignability. This Agreement is not transferable or assignable by the Investor.

         (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

         (g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (h) Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

          (i) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

    [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK - SCHEDULES TO SUBSCRIPTION
                     AGREEMENT AND SIGNATURE PAGES FOLLOW]

Schedule 3.2(v)
---------------

1. RedRoller expects to incur a liability of approximately ~$41,000 in connection with the termination of its 401(k) Plan.

Schedule 3.2(z)
---------------

1. Pubco's Amended and Restated Certificate of Incorporation of Pubco authorizes the issuance of 25,000,000 shares of "blank-check preferred stock."

Schedule 3.2(gg)
----------------

1. RedRoller has borrowed $200,000 from Michael Polizzi, a stockholder of the Company, pursuant to a 3% Promissory Note dated as of March 30, 2007, as amended (the "Polizzi Note"). The principal amount of the Polizzi Note and all accrued interest is due and payable on September 30, 2008.

                     ALL SUBSCRIBERS MUST COMPLETE THIS PAGE


         IN WITNESS WHEREOF, the undersigned has executed this Agreement on the ___ day of ____________ 2007.


________________________      x $3.40 for each Unit     = $_____________________
  Units subscribed for                                  Aggregate Purchase Price


Manner in which title is to be held (please check one):

1. ___  Individual                         7.  ___  Trust/Estate/Pension or
                                                    Profit sharing Plan Date
2. ___  Joint Tenants with Right of                 Opened:______________
        Survivorship                       8.  ___  As a Custodian for
                                                    ____________________________
                                                    Under the Uniform Gift to
                                                    Minors Act of the State of
3. ___  Community Property                          ____________________________
4. ___  Tenants in Common                  9.  ___  Married with Separate
5. ___  Corporation/Partnership/ Limited            Property
        Liability Company                  10. ___  Keogh
6. ___  IRA                                11. ___  Tenants by the Entirety


             IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
                  INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 19.

              SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 20.

                          EXECUTION BY NATURAL PERSONS

  -----------------------------------------------------------------------------
                     Exact Name in Which Title is to be Held

---------------------------------            -----------------------------------
Name (Please Print)                          Name of Additional Purchaser

---------------------------------            -----------------------------------
Residence: Number and Street                 Address of Additional Purchaser

---------------------------------            -----------------------------------
City, State and Zip Code                     City, State and Zip Code

---------------------------------            -----------------------------------
Social Security Number                        Social Security Number

---------------------------------            -----------------------------------
Telephone Number                             Telephone Number

---------------------------------            -----------------------------------
Fax Number (if available)                    Fax Number (if available)

---------------------------------            -----------------------------------
E-Mail (if available)                        E-Mail (if available)

---------------------------------            -----------------------------------
(Signature)                                  (Signature of Additional Purchaser)


ACCEPTED this __ day of _________ 2007, on behalf of Pubco.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                   EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

                  (Corporation, Partnership, LLC, Trust, Etc.)

  -----------------------------------------------------------------------------
                          Name of Entity (Please Print)


Date of Incorporation or Organization: _________________________________________

State of Principal Office: _____________________________________________________

Federal Taxpayer Identification Number:  _______________________________________

--------------------------------------------
Office Address

--------------------------------------------
City, State and Zip Code

--------------------------------------------
Telephone Number

--------------------------------------------
Fax Number (if available)

--------------------------------------------
E-Mail (if available)


 By: _________________________
        Name:
        Title:

ACCEPTED this ___ day of _________ 2007, on behalf of Pubco.


                                       By: ____________________________
                                           Name:
                                           Title:

                                    EXHIBIT A

                                    EXHIBIT B